                                                                  EXHIBIT 10.25

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT

                                  CONFIDENTIAL

This Master Service Agreement is made this 8th day of June, 1998, between Wink Communications Inc., a Delaware Corporation, with offices located at 1001 Marina Village Parkway, Alameda, California 94501 (hereinafter referred to as "CLIENT") and Upgrade Corporation of America d/b/a SOFTBANK Services Group, a Delaware Corporation, with offices located at 699 Hertel Avenue, Buffalo, New York 14207-2398 (hereinafter referred to as "SOFTBANK").

                                    RECITALS

        WHEREAS, CLIENT has developed and owns or acquired all rights to a list of the registered or prospective users of its products; and

        WHEREAS, CLIENT intends to market and sell its product or services to its registered or prospective user base; and supporting such a user base; and

        WHEREAS, SOFTBANK has certain experience and capabilities in handling the tasks involved in selling to and supporting such a user base; and

        WHEREAS, CLIENT wishes to obtain the benefit of such experience and capabilities by utilizing certain services of SOFTBANK in CLIENT's marketing effort to sell its product or services; and

        WHEREAS, SOFTBANK agrees to supply CLIENT with the services of its staff to perform the services described in this Agreement and CLIENT agrees to use such services of SOFTBANK's staff for such purposes;

        NOW, THEREFORE, in consideration of the covenants derived hereunder the parties agree as follows:

1. SOFTBANK SCOPE OF SERVICES

        SOFTBANK agrees to use its best efforts to provide one or more of the following services, as mutually agreed upon and further set forth in the Service Fee & Responsibilities Attachment and detailed Specifications Form prepared by SOFTBANK at the direction of the CLIENT.

2. SOFTBANK RESPONSIBILITIES

        SOFTBANK will provide to CLIENT its services in a good and workmanlike manner and as set forth in the Service Fee & Responsibilities Attachment.

3. CLIENT RESPONSIBILITIES

        In order for SOFTBANK to fulfill its obligations under this Agreement, it is necessary that CLIENT fully cooperate and assist SOFTBANK in SOFTBANK's performance of its obligations under this Agreement. Therefore, CLIENT agrees to perform in a timely fashion as applicable, its responsibilities set forth in the Service Fee & Responsibilities Attachment.

        In the event CLIENT fails to perform its Client Responsibilities in a timely manner and such failure causes SOFTBANK to incur additional cost, CLIENT shall reimburse SOFTBANK for such additional costs, provided they are reasonable and documented by SOFTBANK and provided there has been notice by SOFTBANK of a failure that will cause such costs to be incurred.

4. DEDICATED REPRESENTATIVES

        SOFTBANK shall appoint one qualified staff member ("SOFTBANK Account Service Representative"), who will (i) have authority to act for SOFTBANK and to make binding decisions with respect to this Agreement, unless otherwise limited herein; (ii) submit material and information requests to CLIENT; (iii) provide access to SOFTBANK's staff to answer questions; and (iv) provide schedules and plans to CLIENT for CLIENT's review and/or approval.

        CLIENT shall appoint one qualified staff member ("CLIENT Account Service Representative"), who will (i) have authority to act for CLIENT and to make binding decisions with respect to this Agreement; (ii) to execute any Addendums, Attachments or documents incorporated as a part of this Agreement on behalf of CLIENT; (iii) review promptly information supplied by SOFTBANK; (iv) provided and assume responsibilities for accuracy of CLIENT's information and data required by this Agreement; and (v) provide access to CLIENT staff to answer questions, and provide training to SOFTBANK.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 1

5. CLIENT PRODUCT/LITERATURE


                  (THIS SECTION HAS BEEN INTENTIONALLY REMOVED)

6. CONFIDENTIALITY

        Both parties acknowledge that each party will be disclosing to the other confidential and proprietary information relating to their past, present and future activities, products, services, customer lists, customer profiles, business plans, business practices and other information designated as confidential ("Confidential Information"). The Confidential Information may be disclosed orally or in writing, and all information, unless otherwise indicated, shall be deemed to be confidential and proprietary. Confidential Information, however, does not include information that: (i) is now or subsequently becomes generally available to the public through no fault or breach on the part of recipient; (ii) recipient can demonstrate to have had Confidential Information rightfully in its possession prior to disclosure; (iii) is independently developed by recipient without the use of any Confidential Information; or (iv) is information intended to be shared with CLIENT's customers or other third party; or (v) recipient rightfully obtains from a third party who has the right to transfer or disclose it.

        Both parties agree to hold the Confidential Information confidential and will not disclose it, and will prevent dissemination to any person who is not an employee of CLIENT or SOFTBANK without the prior written consent of the other party.

        SOFTBANK acknowledges that it has all employees enter into an agreement whereby they agree not to disclose or use the Confidential Information.

        SOFTBANK agrees that as a result of SOFTBANK's performance of the services, SOFTBANK enhances or improves the CLIENT's customer lists, such enhancements or improvements will be the property of CLIENT.

        All Confidential Information remains the property of the disclosing party and no license or other rights in the Confidential Information are granted hereby. Further, both parties agree to return all Confidential Information regardless of the media in which it is stored, including, but not limited to, records released to either party for marketing and distribution services, immediately upon either party's written request and in the case of termination or expiration of this Agreement, within thirty (30) days of such event.

        Both parties acknowledge that unauthorized disclosure or use of Confidential Information could cause irreparable harm and significant injury which may be difficult to ascertain. Accordingly, both parties agree that the aggrieved party will have the right to seek immediate injunctive relief from breaches of this Agreement, in addition to any other rights and remedies it may have.

7. PROPRIETARY RIGHTS

        a) SOFTBANK retains the right, title and interest in and to the copyrights and moral and author rights throughout the world, including all renewals and extensions thereof and including the rights to prepare and. distribute derivatives thereof, for works of authorship, created, made or conceived by SOFTBANK (i) prior to this Agreement; or (ii) in support of SOFTBANK's staff or internal systems.

        b) Except as provided in Section 7(a) above, CLIENT shall be the sole and exclusive owner of any works of authorship and other proprietary materials, including any modifications of derivative works thereof (e.g., screens and transaction processes, training materials, customer order transaction database, and programming code) created by CLIENT or developed by SOFTBANK at the instruction of CLIENT (such works created or developed by SOFTBANK shall be deemed "works for hire" and SOFTBANK hereby assigns all rights and ownership in such works to CLIENT).

8. WARRANTY DISCLAIMERS

        NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS OF EITHER PARTY'S WORK OR PRODUCT FOR ANY PARTICULAR PURPOSE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, OR TO ANY THIRD PARTY, FOR ANY CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) INCURRED BY EITHER PARTY AS A RESULT OF ANY BREACH BY EITHER PARTY ARISING FROM OR RELATED TO THIS AGREEMENT, EXCEPT AS PROVIDED IN SECTION 9 (INDEMNIFICATIONS) HEREOF.

        THE END-USER WILL RECEIVE THE BENEFITS AND WARRANTIES CONTAINED IN THE CLIENT SOFTWARE LICENSE AGREEMENT THAT ACCOMPANIES EACH AND EVERY COPY OF THE PRODUCT.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 2

9. INDEMNIFICATIONS

        To the extent liability is the result of SOFTBANK's error or omission in its performance of its obligations under this Agreement, SOFTBANK shall indemnify and hold CLIENT harmless from any demands, claims or suits from third parties for damages, taxes, penalties, interest or expenses, including attorneys' fees.

        Notwithstanding any of the following, CLIENT will not be liable to indemnify SOFTBANK under the terms of any provision to the extent SOFTBANK's liability is in any way the result of SOFTBANK's error.

        a) CLIENT shall indemnify and hold SOFTBANK harmless from any demands, claims or suits from third parties for damages or expenses, including attorneys' fees, arising out of the use or sale of CLIENT's products or SOFTBANK's use of CLIENT provided resources or information including, but not limited to, suits or proceedings based upon (i) a claim of infringement or wrongful use of any patent, copyright, trade secret or other right of any third party; or (ii) a claim of product defect or failure to conform to published specifications; or
(iii) SOFTBANK's authorized use of CLIENT's Confidential Information, in SOFTBANK's performance of this Agreement as provided herein; or (iv) a claim of an unfair or deceptive act and practice of the CLIENT; or (v) any acts, which do not comply with applicable State or Federal law and were performed by SOFTBANK at the direction of the CLIENT.

10. REMITTANCE PROCESSING

                  (THIS SECTION HAS BEEN INTENTIONALLY REMOVED)

11. SOFTBANK FEES

        CLIENT agrees to pay SOFTBANK for the performance of its services in accordance with the Service Fee & Responsibilities Attachment.

        Within fifteen (15) days from the end of each calendar month, SOFTBANK will submit an invoice to CLIENT for such services. SOFTBANK reserves the right to adjust monthly invoicing to weekly invoicing upon notification to CLIENT. SOFTBANK invoices to CLIENT are payable within thirty (30) days of receipt, net of disputed items, which must be brought to SOFTBANK's notice within the payment term. All SOFTBANK invoices are immediately due and payable upon termination of this Agreement.

        SOFTBANK reserves the right, without further notice, to assess a one percent (1%) finance charge (12% per annum) on any unpaid balances not paid within thirty (30) days. All amounts payable to SOFTBANK by CLIENT or to CLIENT by SOFTBANK shall be in United States currency, unless otherwise specifically provided in accordance with this Agreement.

        Set-up Fees and deposits must be paid prior to SOFTBANK's services being provided. A minimum monthly volume commitment fee, as set forth in the Service Fee & Responsibilities Attachment, is charged per program for each calendar month or portion of a calendar month that a program is active. Deposits may be applied towards any outstanding amounts due and owing and are refundable upon payment of all outstanding invoices.

12. COMMENCEMENT OF SERVICES

        SOFTBANK will use its best efforts to provide services to CLIENT at the earliest possible date or by the start date set forth in the Specifications Form. It is understood by the parties that if SOFTBANK assigns CLIENT a toll free number, toll number, P.O. box or fax number prior to the commencement of SOFTBANK services (for use in mailers, ads or other announcements) such numbers will only be activated upon SOFTBANK's receipt of a fully executed contract and applicable set-up fees and deposits.

13. MODIFICATIONS

        Definitions: "Material Change" is defined as any addition or alteration of the terms of this Agreement that

                (i) alters the original intent of the parties as expressed in this Agreement: or

                (ii) adds services or fees not included in this Agreement; or

                (iii) alters services or fees included in this Agreement.

        "Non-Material Change" is defined as a change that

                (i) initiates or curtails services and appropriate fees as included in this Agreement; or

                (ii) affects product additions or deletions; or

                (iii) affects product price, weight, shipping and handling or product release date to SOFTBANK; or

                (iv) other change which does not constitute a material change as defined above.


                           CONFIDENTIAL & PROPRIETARY
                                     Page 3

        Modification: A material change shall be executed in writing and signed by a duly authorized representative of each party. A non-material change shall be agreed to by the CLIENT's Account Representative. Such Representative will have the authority and will execute a Specifications Form or Set-Up Billing Form. Any of the above executed documents shall be incorporated as part of this Agreement and shall be binding upon both parties. Any changes will be implemented as per CLIENT's request, upon SOFTBANK's receipt of an executed addendum or appropriate form and at a time mutually agreed upon by both parties.

14. TERM OF AGREEMENT

        The term of this Agreement shall be for three (3) years from the date of this Agreement. At such time the parties shall have the opportunity to renew and/or renegotiate this Agreement. However, either party may renegotiate pricing, at any time after the first anniversary date of this Agreement, but no more frequently than once in any twelve (12) month period by giving written notice of the intent to renegotiate along with a written revised pricing schedule. If the parties cannot agree upon pricing modifications within sixty
(60) days of notification, either party may terminate this Agreement in accordance with the default remedy (a), set forth below. If no new Agreement is made, this Agreement shall remain in force and renew on an annual basis thereafter.

        Notwithstanding the above, either party by written notice can terminate this Agreement as follows:

a) for default if such party has previously given written notice including a detailed description of the default by the other party and the other party has not cured such default within sixty (60) days of receipt of written notice; or

b) for default due to non-payment of fees under this Agreement, if not cured within ten (10) days after written notice is provided to recipient; or

c) CLIENT may terminate without cause on thirty (30) days written notice of termination subject to the following:

        (1) If either this Agreement or a new campaign/program is terminated by CLIENT without cause during the first six (6) months, CLIENT shall pay to SOFTBANK an amount equal to the higher of:

                (i) the highest actual ninety (90) day forecast during the six
                (6) months preceding the termination date of the Agreement or campaign/program; or

                (ii) three (3) times the average monthly billings of the highest consecutive three (3) month period during the six (6) months preceding the termination of this Agreement or campaign/program.

        (2) If either this Agreement or a new campaign/program is terminated by CLIENT without cause during the first ninety (90) days, CLIENT shall pay to SOFTBANK an amount equal to the higher off

                (i) the actual initial ninety (90) day forecast; or

                (ii) three (3) times the highest monthly invoice during the Agreement or the campaign/program.

d) SOFTBANK may terminate without cause on ninety (90) days written notice of termination.

        The remedies provided above in Section (c) are intended to reimburse SOFTBANK for its investment in people and equipment relating to this Agreement, plus all SOFTBANK Fees earned prior to the termination date. CLIENT acknowledges that the actual amount of SOFTBANK's investment would be difficult to calculate and agrees that such calculation shall not be required. In the event of default, the parties shall have all remedies provided in this Agreement or otherwise available under law.

        Upon termination, each party shall return any Confidential Information of the other party. In addition, SOFTBANK will assign any and all rights which it may hold in databases and Works of authorship referenced in Section 7(b) above and assist CLIENT in transitioning such materials to CLIENT or a third party designated by CLIENT. Upon request and at the direction of the CLIENT, SOFTBANK agrees to transfer toll free number phone lines accordingly, provided that all amounts due SOFTBANK are paid and CLIENT has met all obligations pursuant to this Agreement.

15. GENERAL PROVISIONS

        a) CLIENT grants SOFTBANK permission to install CLIENT's product on SOFTBANK's internal network for SOFTBANK internal purposes only, including training.

        b) CLIENT acknowledges that SOFTBANK will retain a copy of the Customer order database as support for all transactions processed by SOFTBANK. CLIENT agrees to cooperate and comply with any applicable laws or regulations which otherwise require SOFTBANK to retain copies of CLIENT's records and to cooperate and provide access to any documentation which may be requested of SOFTBANK by governmental authorities.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 4

        c) SOFTBANK reserves the right to pass on any unanticipated price increases from its suppliers that directly affect the pricing of this Agreement and are effective during the term of this Agreement. This is limited to freight, telephone, credit card fees, postal rates and other pass through costs as specifically set forth in the Service Fees and Responsibilities Attachment. Said price increases shall be effective upon implementation of the price change by the supplier.

        d) CLIENT agrees that for quality control purposes SOFTBANK, at its sole discretion, may contact CLIENT's customers previously serviced by SOFTBANK to gather statistical information relating to customer satisfaction and SOFTBANK's performance under this Agreement. Such contact may include a variety of methods including, but not limited to, telephone, postal and email surveys, in box questionnaires and focus groups. SOFTBANK shall immediately comply with any CLIENT request to discontinue contacting CLIENT's customers for the purpose set forth in this sub-paragraph.

        e) This Agreement is not intended to create any relationship other than CLIENT as consignor and SOFTBANK as consignee of the product covered by this Agreement and SOFTBANK as independent contractor performing services covered by this Agreement. Neither party is a partner or legal representative of the other for any purpose whatsoever. It is understood between the parties that SOFTBANK is not authorized to make any contract, agreement or warranty on behalf of the CLIENT.

        f) This Agreement contains the entire agreement between the parties with the exception of the Attachments, Addendums or forms provided for in this Agreement, which are incorporated herein. This Agreement shall supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. To the extent that any provision contained in any other document incorporated as part of this Agreement is inconsistent or conflicts with this Agreement, the provisions of this Agreement shall control. This Agreement may be amended only in writing signed by both parties or as otherwise provided for in this Agreement.

        g) Both parties agree to comply with all federal, state, local laws and regulations that are applicable to the services to be provided herein.

        h) This Agreement shall be governed by the laws of the State of New York and the venue shall be Buffalo, New York.

        i) Failure of either party to exercise its rights under this Agreement shall not be construed as a waiver thereof and shall not prevent said party from thereafter enforcing strict compliance with any of the terms thereof.

        j) Any notice which may be or is required to be given under this Agreement shall be written. Any written notices shall be sent by registered mail or certified mail, postage prepaid, return receipt requested or by other prepaid delivery method which is traceable. A fax notice does not constitute receipt of written notice and must be followed by written notice. All such notices shall be deemed to have been given when received and properly addressed as set forth below. Either party may change its address by giving notice to the other party pursuant to this Section.


All notices must be sent to:


SOFTBANK:                             CLIENT:

UPGRADE CORPORATION OF AMERICA        WINK COMMUNICATIONS INC.
d/b/a SOFTBANK SERVICES GROUP                1001 MARINA VILLAGE PARKWAY
699 HERTEL AVENUE                     ALAMEDA, CALIFORNIA 94501
BUFFALO, NEW YORK 14207               ATTENTION: TIM TRAVAILLE, VICE PRESIDENT
ATTENTION: PRESIDENT                             OPERATIONS AND DEPLOYMENT
FAX NUMBER (716) 871-6668             FAX NUMBER (510) 337-2960
CC: CONTRACT ADMINISTRATOR


        k) Neither party shall be liable for a failure or delay in the performance of any of its obligations under this Agreement, except obligations for the payment of money, if such delay or failure is caused by circumstances beyond the reasonable control of the party affected. Strikes and other labor difficulties which are not capable of being terminated on terms acceptable to the party affected shall not be considered circumstances within the control of such party.

        l) No Assignment of this Agreement shall release CLIENT or change CLIENT's primary responsibility to make payments under this Agreement. Upon occurrence of any default under this Agreement, SOFTBANK may proceed directly against CLIENT without the necessity of exhausting any remedies against any assignee.



                           CONFIDENTIAL & PROPRIETARY
                                     Page 5

        m) The terms and conditions of Sections 5, 6, 7, 8, 9, 11, 14 and 15(b)(d)(h) will survive any termination or expiration of this Agreement.





Acceptance:

WINK COMMUNICATIONS INC.:

By:                                        Date : 6/11/98


Name & Title:



Acceptance:
UPGRADE CORPORATION OF AMERICA D/B/A SOFTBANK SERVICE GROUP

By:                                        Date: 8/10/98


Name & Title:  Gary M. Crosby, Executive Vice President & CEO


                           CONFIDENTIAL & PROPRIETARY
                                     Page 6

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                            WINK COMMUNICATIONS INC.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES

All services performed by SOFTBANK shall be rendered in accordance with the fees defined herein:


SERVICE/SOFTBANK RESPONSIBILITIES               SOFTBANK FEE                                      CLIENT RESPONSIBILITIES
---------------------------------               ------------                                      -----------------------
A. SET-UP FEES & DEPOSITS                       Payable Upon Execution of Contract

Set-Up Fee                                      Quoted based on specific needs and set forth in
                                                the Set-Up Billing Form

(30000)
Deposits (Refundable upon termination of the    $75,000.00                                        Submit payment for deposit upon
contract, provided outstanding invoices         To be applied to invoices at a maximum of         execution of the contract and
have been paid)                                 $8,500.00 per month until the deposit on          prior to the start of the
                                                balance is $25,000.00. Said balance is to be      campaign/program
                                                refunded to CLIENT one (1) year after the
                                                effective date of the contract.


B. CAMPAIGN/PROGRAM MANAGEMENT:
(20400)
Monthly Campaign/Program Management fee         $30.00 per hour                                   Provide campaign or program
                                                                                                  specific information as requested
                                                                                                  by the SOFTBANK Account Service
                                                                                                  Representative and as requested
                                                                                                  in the Specifications Form.


                                                                                                  Participate in development of
                                                                                                  Telemarketing Call Guides,
                                                                                                  providing information including
                                                                                                  but not limited to: Product
                                                                                                  capabilities & technical
                                                                                                  requirements Marketing research
                                                                                                  questions (if required) Sales and
                                                                                                  technical objections Help desk
                                                                                                  issues "End of Call" coding


C. ORDER PROCESSING:                            (NOTE: SOFTBANK does not accept purchase
Telemarketing                                   orders, check orders or tax exempt orders
                                                via telephone.)




(1X10) Inbound service - (6:00 a.m. -                       PER CAMPAIGN                          Produce, mail and/or insert direct
10:00 p.m., 7 days a week, 365 days a year)     Billable Talk                                     marketing promotions (mails pieces
Includes order entry, customer inquiries        Minutes per Month   Fee per Minute                or ads) for product(s) or
and call back, add new records, database        0-10,000            $1.00                         service(s) to its registered or
edits, marketing/demographic surveys,           10,001 - 30,000     $0.95                         prospective user base. Such
if applicable                                   30,001 - 50,000     $0.90                         promotions should include:
                                                50,001 - 99,999     $0.85                         Assigned toll free number(s), fax
                                                100,000 +           $0.75                         number(s), mailing address,
                                                + phone charges                                   previously defined product or
                                                (See Telecommunications)                          service pricing, customer shipping
                                                                                                  & handling charges and sales tax
                                                                                                  instructions. CLIENT will submit
                                                                                                  promotions to SOFTBANK for review
                                                                                                  before final printing or
                                                                                                  publication. CLIENT will also
                                                                                                  provide samples of final pieces
                                                                                                  for reference by SOFTBANK
                                                                                                  Associates working on CLIENT's
                                                                                                  behalf.


                           CONFIDENTIAL & PROPRIETARY
                                     Page 7

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                            WINK COMMUNICATIONS INC.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES
              All services performed by SOFTBANK shall be rendered
                  in accordance with the fees defined herein:


SERVICE/SOFTBANK RESPONSIBILITIES                SOFTBANK FEE                                     CLIENT RESPONSIBILITIES
---------------------------------                ------------                                     -----------------------
(25950)  Minimum Monthly Volume Commitment       Forecasted billable unit of measure per month   In the event CLIENT's actual
                                                 shall be billed at the corresponding fee set    volume does not meet the minimum
                                                 forth in this Agreement and CLIENT's payment    forecasted volume commitments,
                                                 of fees shall be equal to eighty percent        CLIENT is responsible for payment
                                                 (80%) of the forecast.                          of fees as set forth under the
                                                                                                 "SOFTBANK Fee" column. CLIENT
                                                                                                 shall make monthly payments based
                                                                                                 on the foregoing commitments and
                                                                                                 said payments shall be reflected
                                                                                                 in CLIENT's invoice. CLIENT must
                                                                                                 provide SOFTBANK with a ninety
                                                                                                 (90) day rolling forecast to be
                                                                                                 submitted to SOFTBANK on the
                                                                                                 CLIENT Forecast Form, attached
                                                                                                 hereto. A Revised Forecast (thirty
                                                                                                 (30) day minimum forecasted time
                                                                                                 period) may be provided at least
                                                                                                 fifteen (15) days prior to the
                                                                                                 start of the billing period
                                                                                                 covered by the forecast. In the
                                                                                                 event SOFTBANK does not receive
                                                                                                 said forecast, it shall be
                                                                                                 entitled to rely upon the previous
                                                                                                 forecast for minimum monthly
                                                                                                 volume commitment purposes.


D. IVR (INTERACTIVE VOICE RESPONSE) SERVICES:
Inbound call fee:                                                PER CAMPAIGN                     Provide first draft of script.
(3100) Call Routing                              Minutes per Month      Fee per Minute            Provide sign-off for script and
(3230) Automated Technical Tips                  0 - 25,000             $0.25                     call-flow in timely manner before
(3210) Automated Dealer Locator                  25,001 - 40,000        $0.225                    SOFTBANK begins to program
(3210) Automated Order Inquiry                   40,001 - 60,000        $0.20                     Provide Closed and Holiday
       Automated Registration                    60,001 - 75,000        $0.1875                   Schedule.
(3321) Tel-Address(SM)(CLIENT Provided Database) 75,000 +               $0.15                     If applicable:
                                                 + phone charges (See Telecommunications)         o Provide first draft of "tech
                                                                                                  tips" (Q&As) and symptom based
                                                                                                  logic in. script format.
                                                                                                  o Provide dealer database in
                                                                                                  acceptable SOFTBANK format that
                                                                                                  includes telephone numbers with
                                                                                                  area codes (no Toll Free numbers).
                                                                                                  o Provide Business Rules for how
                                                                                                  dealers will be found.
                                                                                                  o Provide campaign or program
                                                                                                  specific information including,
                                                                                                  but not limited to: Product
                                                                                                  description, customer pricing
                                                                                                  information, survey data,
                                                                                                  acceptable payment options and
                                                                                                  applicable customer S&H charges.
                                                                                                  o Provide registered or
                                                                                                  prospective user database (with
                                                                                                  unique numeric identifier), on
                                                                                                  acceptable media and in an
                                                                                                  applicable format readable by
                                                                                                  SOFTBANK.


                           CONFIDENTIAL & PROPRIETARY
                                     Page 8

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                            WINK COMMUNICATIONS INC.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES
       All services performed by SOFTBANK shall be rendered in accordance with the fees defined herein:


SERVICE/SOFTBANK RESPONSIBILITIES                              SOFTBANK FEE                             CLIENT RESPONSIBILITIES
---------------------------------                              ------------                             -----------------------
(3320) Tel-Address(SM)  (National Database)                    PER CAMPAIGN
       (Customer interaction with automated     Connected
       address location and verification        Minutes per Month            Fee per Minute
       system)                                  0 - 25,000                   $0.45
                                                25,001 - 40,000              $0.425
                                                40,001 - 60,000              $0.40
                                                60,001 - 75,000              $0.3875
                                                75,000 +                     $0.35
                                                + phone charges (See Telecommunications)

E.      TELECOMMUNICATIONS:                     $35.00 per line per month

(18100) Additional Toll Free lines

        (beyond three (3) on sales programs
        and/or one (i) on automated technology
        or technical support programs)

        Phone charges: (applies to all
        services provided)

(9001)  Toll Free inbound - SOFTBANK lines      Carrier rates
                                                (includes line/access charges + taxes)

(n/a)   Toll inbound                            CUSTOMER pays toll charges

(9210)  Toll outbound calls and call backs      Carrier rates
                                                (includes toll charges + taxes)


F.      ADMINISTRATIVE:

(19500) Custom reporting/additional data
        imports/specialized                     $75.00/hour
(19550)(19560) data transfers                   billed in fifteen (15) minute increments,
(19570) (beyond initial set up and/or
        standard activity reporting options)    1 hour minimum
                                                + fee per transfer, if applicable

(19510) Campaign/program modifications          $75.00/hour
        beyond initial set-up (e.g. CLIENT      billed in fifteen (15) minute increments,
        requested changes or additions,         1 hour minimum
        call guide updates, telecommunications
        programming, prompt changes. custom
        fax cover pages (CLIENT to supply
        artwork), additional fax documents,
        etc.)


                           CONFIDENTIAL, & PROPRIETARY
                                     Page 9

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                            WINK COMMUNICATIONS INC.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES
                   All services performed by SOFTBANK shall be
              rendered in accordance with the fees defined herein:


SERVICE/SOFTBANK RESPONSIBILITIES               SOFTBANK FEE                                      CLIENT RESPONSIBILITIES
---------------------------------               ------------                                      -----------------------
(14510) Training (includes client/product                                                         Provide training to SOFTBANK
        training provided by CLIENT or by                                                         Associates or appropriate
        SOFTBANK and includes agent and/or                                                        training information or
        trainer time)                                                                             documentation covering specifics
                                                                                                  of the product and details of
                                                                                                  the campaign/program for
                                                                                                  SOFTBANK to provide training to
        Training                                $25.00 per agent/trainer hour                     its employees.

        Overtime training                       $30.00 per agent/trainer hour

                                                                                                  Provide additional training as
                                                                                                  needed on an ongoing basis to
                                                                                                  support any additions or
                                                                                                  modifications to existing
                                                                                                  programs.

                                                                                                  All related training expenses,
                                                                                                  such as travel, shall be the
                                                                                                  responsibility of(he CLIENT.

(14515)     Curriculum Development              $75.00 per hour
            (Development of training manuals
            and materials on behalf of
            the CLIENT)

(9400)      Videoconferencing                   $75.00 per hour

(20191)     Faxes                               $0.25 per page
            (requested by CLIENT/Customer
            other than provided under
            Automated Fax Services)

(10050)     Photocopies                         $0.10 per page
            (requested by CLIENT/Customer)

(10050)     Envelopes, stationery, other
            out-of-pocket                       Cost

(8100-8250) Postage                             Cost

G.      END OF CAMPAIGN/PROGRAM:

(19495)         Reporting/analysis              (Quote based on specific needs)

(20230)        Data transfer                    (Quote based on specific needs)


                           CONFIDENTIAL & PROPRIETARY
                                     Page 10

                              CLIENT FORECAST FORM

*IMPORTANT INFORMATION: In the event the actual volume does not meet the forecasted volume commitments you are providing below, you will be responsible for payment of minimum monthly fees as set forth in the agreement between you and SOFTBANK. You shall make payments based on the agreed upon commitments and said charges for said commitments shall be reflected in your monthly invoice. You must provide SOFTBANK with a ninety (90) day rolling forecast to be submitted to SOFTBANK on this CLIENT Forecast Form. In the event SOFTBANK does not receive an ongoing forecast, it shall be entitled to rely upon the previous forecast for minimum monthly volume commitment purposes and charges.


      CLIENT ID Number:                    CLIENT Name:
                       ---------------                  ----------------

      Campaign Number:                     Start Date:
                      ---------------                  ----------------


[ ]     Initial Forecast (Minimum ninety (90) days)

[ ] Ongoing Forecast (thirty (30) day minimum forecasted time period, to be provided at least thirty (30) days prior to the start of the billing period covered by the forecast)

[ ] Revised Forecast (thirty (30) day minimum forecasted time period, to be provided at least fifteen (15) days prior to the start of the billing period covered by the forecast)


                                 90 DAY FORECAST

                            1st Period        2nd Period        3rd Period
                      (Period must be equivalent to a billing/reporting period.)
Forecast Period Date
Inbound                    Talk Minutes
                            ACW Minutes
Outbound                    Agent Hours
M2FRP                       Mail Orders
                             Fax Orders
ETS                               Cases


The foregoing is the undersigned's forecast of volume under the services agreement between CLIENT and SOFTBANK Services Group.


UPGRADE CORPORATION OF AMERICA
d/b/a SOFTBANK SERVICES GROUP

                                           CLIENT Name

Signature                                  Signature


Signator's Printed Name                    Signator's Printed Name


General Manager

Signator's Title                           Signator's Title

Date:                                      Date: